UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  January 26, 2007

ADELPHIA COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-16014	23-2417713
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5619 DTC Parkway — Greenwood Village, CO  80111

(Address of principal executive offices)        (Zip code)

(303) 268-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

Operating Reports

On January 26, 2007, Adelphia Communications Corporation (the “Company”) and certain other debtor-in-possession subsidiaries of the Company will file their unaudited consolidated Monthly Operating Report (the “Adelphia Operating Report”) for the month of December 2006 with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).  Exhibit 99.1 to this Current Report on Form 8-K contains the Adelphia Operating Report to be filed with the Bankruptcy Court.

The Company cautions readers not to place undue reliance upon the information contained in the Adelphia Operating Report, which contains unaudited information and is in the format prescribed by applicable bankruptcy laws.  The Adelphia Operating Report is subject to revision.  The Adelphia Operating Report also contains information for periods that may be shorter or otherwise different from those contained in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Limitation on Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the Adelphia Operating Report attached as Exhibit 99.1 hereto and the other information contained in this report that is being furnished pursuant to Item 7.01 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing.  This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Cautionary Statement Regarding Forward-Looking Statements

This report includes forward-looking statements.  All statements regarding the Company’s and its subsidiaries’ and affiliates’ expected sources and uses of cash, income tax positions, indemnification obligations and any post-closing purchase price adjustments related to the sale transactions with Time Warner NY Cable LLC (“TW NY”) and Comcast Corporation (“Comcast”), settlements with the Securities and Exchange Commission (the “SEC”) and the United States Attorney’s Office for the Southern District of New York (the “U.S. Attorney”) and future course of the Company’s pending bankruptcy proceeding, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will” and other similar expressions, are forward-looking statements.  Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company’s expectations. The Company does not undertake a duty to update such forward-looking statements.  Factors that may cause actual results to differ materially from those in the forward-looking statements include the potential costs and impacts of the transactions and obligations associated with the sale transactions with TW NY and Comcast, whether and on what timetable a plan of reorganization under Chapter 11 of the Bankruptcy Code will be consummated, whether all of the transactions contemplated by the settlements with the SEC and the U.S. Attorney are consummated, the Company’s pending bankruptcy proceeding, results of litigation against the Company, results and impacts of the sale of the Company’s assets and those discussed under Part II, Item 1A, “Risk Factors,” in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2006 and in the Company’s Second Disclosure Statement Supplement, filed with the Bankruptcy Court on October 16, 2006, which is available in the investor relations section of the Company’s website at www.adelphia.com.  Information contained on the Company’s Internet website is not incorporated by reference into this report.  Many of these factors are outside of the Company’s control.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2007	ADELPHIA COMMUNICATIONS CORPORATION
(Registrant)

	By:	/s/ Janet Dickinson
Janet Dickinson
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Adelphia Communications Corporation Monthly Operating Report for the period ended December 31, 2006, dated January 26, 2007.